Exhibit 10.2

FARMER BROS. CO.

FORM OF

2007 OMNIBUS PLAN

RESTRICTED STOCK AWARD GRANT NOTICE AND

RESTRICTED STOCK AWARD AGREEMENT

Farmer Bros. Co., a Delaware corporation (the “Company”), pursuant to its 2007 Omnibus Plan (the “Plan”), hereby grants to the individual listed below (“Participant”), the number of shares of Restricted Stock set forth below (the “Shares”). This Award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the “Restricted Stock Agreement”) (including without limitation the Restrictions on the Shares set forth in the Restricted Stock Agreement) and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Agreement.

Participant:

Grant Date:

Vesting Commencement Date:

Total Number of Shares of Restricted Stock:

Vesting Schedule:	[To be specified in individual agreements], subject to the acceleration provisions set forth in the Restricted Stock Agreement.

By his or her signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. Participant has reviewed the Restricted Stock Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

FARMER BROS. CO.		PARTICIPANT

By:		By:

Print Name:		Print Name:

Title:

Address:	20333 South Normandie Avenue Torrance, California 90502	Address:

EXHIBIT A

TO RESTRICTED STOCK AWARD GRANT NOTICE

FARMER BROS. CO. RESTRICTED STOCK AWARD AGREEMENT

Pursuant to the Restricted Stock Award Grant Notice (the “Grant Notice”) to which this Restricted Stock Award Agreement (this “Agreement”) is attached, Farmer Bros. Co., a Delaware corporation (the “Company”) has granted to Participant the number of shares of Restricted Stock under the 2007 Omnibus Plan, as amended from time to time (the “Plan”), as set forth in the Grant Notice.

ARTICLE I

GENERAL

1.1                Definitions. All capitalized terms used in this Agreement without definition shall have the meanings ascribed in the Plan and the Grant Notice.

1.2                Incorporation of Terms of Plan. The Award (as defined below) is subject to the terms and conditions of the Plan which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE II

AWARD OF RESTRICTED STOCK

2.1                Award of Restricted Stock

                                (a)           Award. In consideration of Participant’s agreement to remain in the service or employ of the Company or one of its Parents or Subsidiaries, and for other good and valuable consideration which the Administrator has determined exceeds the aggregate par value of the Shares subject to the Award (as defined below), as of the Grant Date, the Company issues to Participant the Award described in this Agreement (the “Award”). The number of shares of Restricted Stock (the “Shares”) subject to the Award is set forth in the Grant Notice. The Participant is an Employee, member of the Board, or Consultant.

                                (b)           Book Entry Form. The Shares will be issued in uncertificated form. Notwithstanding anything to the contrary in the foregoing, at the sole discretion of the Administrator, the Shares will be issued in either (i) uncertificated form, with the Shares recorded in the name of Participant in the books and records of the Company’s transfer agent with appropriate notations regarding the restrictions on transfer imposed pursuant to this Agreement, and upon vesting and the satisfaction of all conditions set forth in Section 2.2(c), the Company shall cause certificates representing the Shares to be issued to Participant; or (ii) certificate form pursuant to the terms of Sections 2.1(c) and (d).

                                (c)           Legend. Certificates representing Shares issued pursuant to this Agreement shall, until all Restrictions imposed pursuant to this Agreement lapse or shall have been removed and new certificates are issued, bear the following legend (or such other legend as shall be determined by the Administrator):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO FORFEITURE UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AWARD AGREEMENT, DATED [                             , 20      ], BY AND BETWEEN FARMER BROS. CO. AND THE REGISTERED OWNER OF SUCH SHARES, AND SUCH SHARES MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED,

TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES, EXCEPT PURSUANT TO THE PROVISIONS OF SUCH AGREEMENT.”

                                (d)           Escrow. The Secretary of the Company, or such other escrow holder as the Administrator may appoint, may retain physical custody of the certificates representing the Shares until all of the restrictions on transfer imposed pursuant to this Agreement lapse or shall have been removed; in such event Participant shall not retain physical custody of any certificates representing unvested Shares issued to him or her.

2.2                Restrictions

                                (a)           Forfeiture. Any Award which is not vested as of the date Participant ceases to be an Employee or other Eligible Individual shall thereupon be forfeited immediately and without any further action by the Company. For purposes of this Agreement, “Restrictions” shall mean the restrictions on sale or other transfer set forth in Section 3.2 and the exposure to forfeiture set forth in this Section 2.2(a).

                                (b)           Vesting and Lapse of Restrictions. Subject to Sections 2.2(a) and 2.3 hereof, the Award shall vest and the Restrictions shall lapse in accordance with the vesting schedule set forth on the Grant Notice.

                                (c)           Tax Withholding; Conditions to Issuance of Certificates. Notwithstanding any other provision of this Agreement (including without limitation Section 2.1(b)):

                                                (i)            No new certificate shall be delivered to Participant or his or her legal representative unless and until Participant or his or her legal representative shall have paid to the Company the full amount of all federal and state withholding or other taxes applicable to the taxable income of Participant resulting from the grant of Shares or the lapse or removal of the Restrictions, which payment shall be in the form of (1) cash, (2) check, or (3) upon the request of Participant and with the consent of the Administrator, withholding by the Company, on the date that the Restrictions on all or a portion of the Award shall lapse pursuant to Section 2.2(b), of a number of whole Shares for which the Restrictions would have otherwise lapsed on such date, having a Fair Market Value, determined as of such date, not in excess of the minimum tax required to be withheld by law (the “Share Withholding Procedure”). Any adverse consequences to Participant arising in connection with the Share Withholding Procedure shall be the sole responsibility of Participant.

                                                (ii)           The Company shall not be required to issue or deliver any certificate or certificates for any Shares prior to the fulfillment of all of the following conditions: (A) the admission of the Shares to listing on all stock exchanges on which such Stock is then listed, (B) the completion of any registration or other qualification of the Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or other governmental regulatory body, which the Administrator shall, in its sole and absolute discretion, deem necessary and advisable, (C) the obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable and (D) the lapse of any such reasonable period of time following the date the Restrictions lapse as the Administrator may from time to time establish for reasons of administrative convenience.

 2.3               Acceleration of Vesting

                                (a)           Acceleration of Vesting Upon Death or Disability or Termination. In the event of Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy by reason of Participant’s death or Disability,  the following pro rata portion of the Shares will be deemed to have vested immediately prior to the termination event and shall no longer be subject to forfeiture (up to a maximum of 100% of the Shares):

(Actual Number of Service Days During Vesting Period)

(Total Number of Days During Vesting Period)                              X             (No. of Shares) = (Vested Shares)

                                (b)           Other Events.  The Administrator retains the discretion to determine whether an acceleration of vesting will occur upon the occurrence of certain other events, including Termination of Consultancy, Termination of Directorship, and Termination of Employment other than by reason of death or Disability, and an impending Change in Control.

ARTICLE III

OTHER PROVISIONS

                3.1           Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan and this Agreement.

                3.2           Restricted Stock Not Transferable. Prior to the lapsing of the Restrictions pursuant to Section 2.2(b), no Shares or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 3.2 notwithstanding, with the consent of the Administrator, the Shares may be transferred to certain persons or entities related to Participant, including but not limited to members of Participant’s family, charitable institutions or trusts or other entities whose beneficiaries or beneficial owners are members of Participant’s family or to such other persons or entities as may be expressly approved by the Administrator, pursuant to any such conditions and procedures the Administrator may require. Upon the lapsing of the Restrictions pursuant to Section 2.2(b), the Shares shall no longer be Restricted Stock but shall be Stock held by Participant, and Participant shall have all the rights of a stockholder with respect to such Stock.

                3.3           Rights as Stockholder. Except as otherwise provided herein, upon the Grant Date Participant shall have all the rights of a stockholder with respect to the Shares, subject to the Restrictions herein, including the right to vote the Shares and the right to receive any cash or stock dividends paid to or made with respect to the Shares.

                3.4           Not a Contract of Employment. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue to serve as an Employee, member of the Board, Consultant, or other service provider of the Company or any of its Subsidiaries.

                3.5           Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address given beneath the signature of the Company’s authorized officer on the Grant Notice, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant’s signature on the Grant Notice. By a notice given pursuant to this Section 3.5, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

                3.6           Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

                3.7           Governing Law; Severability. This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware, without regard to the conflicts of law principles thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

                3.8           Conformity to Securities Laws. Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Awards are granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                3.9           Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator, provided, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely effect the Award in any material way without the prior written consent of Participant.

                3.10         Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

                3.11         Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Award and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

                3.12         Entire Agreement. The Plan and this Agreement (including all Exhibits hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.